July 22, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

         On behalf of Avoca, Incorporated, a Louisiana corporation, I am transmitting herewith for filing the Company's Form 8-K dated July 19, 2002. A copy of the Report has been forwarded to Arthur Andersen LLP, which has advised that Arthur Andersen will no longer issue 8-K letters.

         If you have any questions or comments concerning this filing, please telephone the undersigned at (504) 569-7160.

                                                     Very truly yours,


                                                     /s/Guy C. Lyman, Jr.

                                                     Guy C. Lyman, Jr.

GCL, JR./kj

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): July 19, 2002


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Louisiana                  0-9219                   72-0590868
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


      228 St. Charles Avenue, Suite 828, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
              (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code:     (504) 552-4720
                                                          --------------------

                               Page 1 of 2 Pages

Item 4:  Changes in Registrant's Certifying Accountant

         The Board of Directors of Avoca, Incorporated has dismissed Arthur Andersen LLP as the Company's independent accountants, effective July 19, 2002. The dismissal was occasioned by the Enron-related criminal conviction of Arthur Andersen LLP and the consequences thereof, which in the opinion of the Board have compromised the ability of the firm to act as the Company's independent accountants.

         Prior to and during the two year period ended December 31, 2001 and from that date to the date of this report, there were no disagreements with Arthur Andersen LLP and its reports have contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

         Effective July 22, 2002, the Board has engaged LeGlue & Company, CPAs to act as the Company's independent accountants for the balance of the year.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Avoca, Incorporated
                                                          (Registrant)


                                                By:/s/Robert C. Baird, Jr.
                                                   -----------------------------
                                                        Robert C. Baird, Jr.
                                                             President

Date: July 22, 2002

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